Taxes on Income	12 Months Ended
Dec. 31, 2025
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 25:	TAXES ON INCOME

a.	Tax rates applicable to the Company:

Since the tax year 2018, the taxable income of the Company and XTEPO is subject to a corporate tax rate of 23%.

Benefits granted to a Preferred Enterprise include reduced tax rates. As part of the Economic Efficiency Law (Legislative Amendments for Accomplishment of Budgetary Targets for Budget Years 2017-2018), 5777-2016, the tax rate is 12% for all areas other than Development Area A (which is 7.5%).

During 2024, the Company believed its then-subsidiary Social Proxy would be entitled to a beneficial tax rate of 12% under the Preferred Technology Enterprise (“PTE”) regime. Effective January 1, 2025, Social Proxy LTD and its subsidiaries (Social Proxy Inc and Social Proxy LDA) have been classified as a discontinued operation (see Note 6). Disclosures relating to tax matters of Social Proxy are presented within the discontinued operation note.

b.	Tax income:

No tax income or expense from continuing operations was recorded in 2025, 2024 and 2023. A deferred tax income of $130 thousand recorded in 2024 related to Social Proxy and is presented within discontinued operations in the comparative period (see Note 6).

c.	The Group’s carryforward tax losses of continuing operations as of December 31, 2025, totaled approximately $39 million which may be carried forward and offset against taxable income in the future for an indefinite period and approximately $23 million capital loss carryforward which may be offset against future capital gain. The Company did not recognize deferred taxes for carryforward losses and temporary differences, as well as capital losses and real losses, because their utilization in the foreseeable future is not probable.

d.

Income tax expense (income):

No current or deferred tax expense (income) attributable to continuing operations was recognized in the years ended December 31, 2025, 2024 and 2023. A deferred tax income of $130 thousand recognized in 2024 related to Social Proxy is presented within discontinued operations in the comparative period (see Note 6).

e.

Deferred tax movement:

As of December 31, 2025 and 2024, the Group had no deferred tax assets or liabilities attributable to continuing operations. Deferred tax movements relating to Social Proxy are presented within discontinued operations (see Note 6).

f.	The main reconciling items between the “theoretical” tax expense, assuming that all income were taxed at the regular tax rate applicable to companies in Israel (23%), and the taxes recorded in the statements of comprehensive income (loss) in the reporting year are: revaluation expenses (income) not recognized for tax purposes; changes in taxes resulting from exchange rate differences; changes in deferred tax for tax losses carryforwards; and taxable losses for which no deferred taxes were recognized.
g.	Tax assessments:

The Company and Xtepo filed self-assessments that are deemed final through the 2020 tax year.

h.	Unrecognized deferred taxes:

As of December 31, 2024, the Company had a deferred tax liability of approximately $101 thousand attributable to its investment in marketable securities of InterCure Ltd. During 2025, the Company sold its entire investment in InterCure Ltd., and accordingly no deferred tax liability remained as of December 31, 2025. In all periods, the deferred tax liability was fully offset by a deferred tax asset arising from the utilization of tax losses carried forward from prior years.